UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22530

Salient MLP & Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX 77027
(Address of principal executive offices) (Zip code)
(Name and address of agent for service)

Gregory A. Reid
4265 San Felipe, Suite 800, Houston, TX 77027
(Name and address of agent for service)

713-993-4675
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period:  August 31, 2014

Item 1. Schedule of Investments.

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments
August 31, 2014
(Unaudited)
	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies - 140.9%

Coal - 2.0%
United States - 2.0%
Alliance Holdings GP, L.P.(1)(2)(3)	76,686	$5,507,589

Crude/Natural Gas Production - 5.1%
United States - 5.1%
Memorial Production Partners LP(1)(2)(3)	442,937	10,364,726
Western Gas Equity Partners, LP(2)(3)	61,905	3,711,205
		14,075,931

Crude/Refined Products Pipelines - 45.5%
United States - 45.5%
American Midstream Partners, LP(3)(4)(5)	267,408	6,926,087
Arc Logistics Partners LP(2)(3)	147,522	3,842,948
Crestwood Midstream Partners LP(2)(3)	198,333	4,633,059
Enbridge Energy Management, L.L.C.(2)(3)(6)	366,550	13,129,814
Kinder Morgan, Inc.	194,728	7,839,749
Kinder Morgan Management, LLC(2)(3)(6)	294,614	28,789,706
Magellan Midstream Partners, L.P.(1)(2)(3)	193,600	16,248,848
Plains All American Pipeline, L.P.(1)(2)(3)	309,020	18,519,569
Plains GP Holdings L.P.,Class A(2)	311,128	9,601,410
Rose Rock Midstream, L.P.(2)(3)	136,300	8,312,937
Summit Midstream Partners, LP(2)(3)	133,373	7,372,859
		125,216,986

Electric Utilities - 2.5%
United States - 2.5%
NRG Yield, Inc., Class A(2)	128,883	7,009,946

Independent Power and Renewable Electricity Producers - 3.1%
United Kingdom - 3.1%
Abengoa Yield plc(2)(3)	215,208	8,631,993

Natural Gas Gathering/Processing - 36.2%
United States - 36.2%
DCP Midstream Partners, LP(2)(3)	34,972	1,978,716
EMG Utica I Offshore Co-Investment, LP(3)(4)(5)(7)(8)	7,000,000	8,770,961
EnLink Midstream LLC(2)	220,197	9,050,097
EnLink Midstream Partners, LP(2)(3)	130,219	4,035,487
LinnCo, LLC	34,997	1,100,656
MarkWest Energy Partners, L.P.(2)(3)	75,849	6,047,441
NGL Energy Partners LP(3)(4)(5)	17,000	672,201
NGL Energy Partners LP(1)(2)(3)	304,850	12,980,513
Targa Resources Corp.(2)	89,330	12,466,001
Targa Resources Partners LP(2)(3)	187,207	13,928,201
The Williams Companies, Inc.(2)	478,996	28,471,522
		99,501,796

Natural Gas/Natural Gas Liquids Pipelines - 27.8%
United Kingdom - 1.6%
VTTI Energy Partners LP(2)(3)	163,666	4,477,902
United States - 26.2%
Buckeye Partners, L.P.(3)	56,330	4,450,070
Energy Transfer Equity, L.P.(1)(2)(3)	375,302	22,762,066
Enterprise Products Partners L.P.(1)(2)(3)	788,176	32,023,591
EQT Midstream Partners, LP(2)(3)	43,660	4,256,413
Exterran Partners, L.P.(2)(3)	91,858	2,663,882
ONEOK, Inc.(2)	57,629	4,045,556
Williams Partners L.P.(1)(3)	31,782	1,684,764
		76,364,244

Oil & Gas Drilling - 0.4%
United Kingdom - 0.4%
Transocean Partners LLC(3)	35,275	1,005,690

		1,005,690
Oil, Gas & Consumable Fuels - 1.4%
United States - 1.4%
AIM Water LLC(3)(4)(5)(7)	3,000,000	-
HollyFrontier Corporation	76,019	3,803,231
		3,803,231
See accompanying notes to Consolidated Schedule of Investments.

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments, continued
August 31, 2014
(Unaudited)

	Amount/Shares	Fair Value
Shipping - 12.7%
Bermuda - 3.9%
Golar LNG Partners L.P.(2)	281,841	10,732,505
Republic of the Marshall Islands - 5.6%
Dynagas LNG Partners LP(2)	181,159	4,382,236
Navios Maritime Partners L.P.(2)	156,076	3,074,697
Seadrill Partners LLC(2)	227,475	7,854,712
United States - 3.2%
Capital Product Partners L.P.(2)	809,723	8,858,370
		34,902,520

Transportation Infrastructure - 4.2%
United States - 4.2%
Macquarie Infrastructure Company LLC(2)	160,586	11,583,068
		11,583,068

Total Master Limited Partnerships and Related Companies (Cost $244,802,111)		$387,602,994

Corporate Bonds - 0.8%
Natural Gas Gathering/Processing - 0.8%
United States - 0.8%
American Energy - Utica, 7.50%, 03/01/2021(9)	$2,000,000	$2,340,000

Total Corporate Bonds (Cost $2,000,000)		$2,340,000

United States Investment Company - 1.8%
Invesco Short-Term Treasury Portfolio Fund - Institutional Class, 0.01%(1) (Cost $4,909,792)	4,909,792	$4,909,792

Total Investments - 143.5% (Cost $251,711,903)		394,852,786

Credit Facility - (41.3%)(10)		(113,700,000)
Other Assets and Liabilities - (2.2%)		(6,046,015)
Total Net Assets Applicable to Common Shareholders - 100.0%		$275,106,771

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	All or a portion of these securities are held by Salient MLP & Energy Infrastructure Fund, Inc. (the "Subsidiary").

(2)
All or a portion of these securities are held as collateral for the line of credit agreements. As of August 31, 2014 the total fair value of securities held as collateral for the line of credit agreements is $298,372,340.

(3)	Non-income producing security.

(4)
Restricted securities are exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to Consolidated Schedule of Investments for further information.

(5)
Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represents 5.95% of net assets applicable to common shareholders. See note to Consolidated Schedule of Investments for further information.

(6)	Distributions are paid-in-kind.

(7)
Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees and represents 3.19% of net assets applicable to common shareholders. See footnotes 2(g) in the notes to Consolidated Schedule of Investments for further information.

(8)	Affiliated investment for which ownership exceeds 25% of partners' capital.

(9)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate value of this security was $2,340,000, representing 0.8% of net assets. This security has been deemed liquid based on procedures approved by the Board of Trustees.

(10)	A portion of this credit facility is maintained in the Subsidiary. See footnote 4 in the notes to Consolidated Schedule of Investments for further information.

See accompanying notes to Consolidated Schedule of Investments.

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments, continued
August 31, 2014
(Unaudited)

Salient MLP & Energy Infrastructure Fund invested in the following industries as of August 31, 2014:

	Fair Value	% of Total Investments
Coal	5,507,589	1.4
Crude/Natural Gas Production	14,075,931	3.6
Crude/Refined Products Pipelines	125,216,986	31.7
Electric Utilities	7,009,946	1.8
Independent Power and Renewable Electricity Producers	8,631,993	2.2
Natural Gas Gathering/Processing	101,841,796	25.8
Natural Gas/Natural Gas Liquids Pipelines	76,364,244	19.3
Oil & Gas Drilling	1,005,690	0.3
Oil, Gas & Consumable Fuels	3,803,231	1.0
Shipping	34,902,520	8.8
Transportation Infrastructure	11,583,068	2.9
Short-Term Investments	4,909,792	1.2
	394,852,786	100.00

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of August 31, 2014:

	Fair Value	% of Total Investments
Bermuda	10,732,505	2.7
Republic of the Marshall Islands	15,311,645	3.9
United Kingdom	14,115,585	3.6
United States	354,693,051	89.8
	394,852,786	100.00

* Includes net other assets and liabilities.

See accompanying notes to Consolidated Schedule of Investments.

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments, continued
August 31, 2014
(Unaudited)

Written Call Options

Description	Expiration Date	Strike Price	Agreements	Fair Value
Kinder Morgan, Inc.	September 2014	$40.00	973	$77,353
Kinder Morgan, Inc.	October 2014	42.50	724	22,444
Linn Co LLC	September 2014	31.00	349	20,068

Total Written Call Options (Premiums received $118,472)			2,046	$119,865

Futures Contracts
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index	September 2014	150	$(15,011,250)	$(36,002)

			$(15,011,250)	$(36,002)

Open Total Return Swap Agreements - Short Positions
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Salient MSSAMLPX Basket (1)	Morgan Stanley	8/1/2016	$71,279,511	(1,892,566)

			$71,279,511	$(1,892,566)
(1) These investments are held by the Subsidiary.

See accompanying notes to Consolidated Schedule of Investments.

Salient MLP & Energy Infrastructure Fund
Notes to Consolidated Schedule of Investments
August 31, 2014
(Unaudited)

(1) ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 25, 2011 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMF”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc. a wholly owned subsidiary (the “Subsidiary”) that was formed on May 2, 2011. The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s Consolidated Schedule of Investments. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The Consolidated Schedule of Investments has been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and reflects the financial position of the Fund and its Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by U.S. Bancorp Fund Services, LLC, the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser, to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The Adviser Valuation Committee function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments currently held by the Fund are valued as follows:

•
SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•
PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

•
DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Salient MLP & Energy Infrastructure Fund
Notes to Consolidated Schedule of Investments
August 31, 2014
(Unaudited)

Options that are listed on a securities exchange are generally valued at the midpoint of closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the position valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•
SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from broker that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•
INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partner’s capital or net asset value (the “NAV”) as a practical expedient, as reported by the investment fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•
OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Salient MLP & Energy Infrastructure Fund
Notes to Consolidated Schedule of Investments, continued
August 31, 2014
(Unaudited)

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at August 31, 2014 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Total Cost	Shares/Units	Fair Value
AIM Water LLC*	0%	3/7/12	$3,000,000	3,000,000	$—
American Midstream Partners, LP**	2.5%	8/20/14	6,901,132	267,408	6,926,087
EMG Utica I Offshore Co-Investment, LP*	3.2%	2/22/13	7,000,000	7,000,000	8,770,961
NGL Energy Partners LP**	0.2%	6/13/14	667,760	17,000	672,201

	5.9%		$17,568,892	10,284,408	$16,369,249
*   Securities have been deemed illiquid by the Adviser.
** Securities have been deemed liquid by the Adviser.

(h) AFFILIATED INVESTMENT FUNDS

The 1940 Act defines affiliates as those issuers in which a fund holds 5% or more of the outstanding voting securities, but does not own enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investment in other affiliates for the period ended August 31, 2014.

Security	Fair Value November 30, 2013	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation (Depreciation)	Interest/ Dividend Income	Fair Value August 31, 2014
EMG Utica I Offshore Co-Investment, LP	$7,418,447	$—	$—	$—	$1,352,514	$—	$8,770,961

(i) USE OF ESTIMATES

The Consolidated Schedule of Investments has been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Consolidated Schedule of Investments. Actual results could differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund utilizes, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund had the following transactions in written call options during the period ended August 31, 2014:
	Number of Contracts	Premiums
Options outstanding at November 30, 2013	—	$—
Options written	19,514	1,285,311
Options exercised	(5,487)	(119,535)
Options expired	(2,133)	(141,874)
Options covered	(9,848)	(905,430)

Options outstanding at August 31, 2014	2,046	$118,472

Salient MLP & Energy Infrastructure Fund
Notes to Consolidated Schedule of Investments, continued
August 31, 2014
(Unaudited)

FUTURES CONTRACTS—The Fund invests in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the Fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers.

SWAP AGREEMENTS—As of August 31, 2014, the Fund invested in total return swap agreements in connection with its hedging strategy to manage market risks.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap agreements.

The Fund as a buyer of a credit default swap agreement would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of August 31, 2014, and where such derivatives are recorded.

		Liabilities
	Unrealized Loss on Swap Agreements	Written Call Options at Fair Value	Unrealized Depreciation on Futures Contracts
Equity Risk Exposure:
Futures Contracts	$—	$—	$36,002
Written Call Options	—	119,865	—
Swap Agreements	1,892,566	—	—

(k) CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the Fund, the Adviser has claimed an exemption from the definition of the term “commodity pool operator” under the CFTC Regulation 4.5 of the Commodity Exchange Act (the “CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool operator under the CEA.

(l) PROPOSED TAX REGULATIONS

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the Fund to aggregate investment holdings of the Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPs. The proposed regulations would not impact Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in MLPs, whether held in the Fund directly or held by the Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its current investment objective and strategies.

The IRS proposed regulations have no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS had requested comments on the proposed regulations by October 31, 2013. The IRS received a number of comments on the proposal from issuers and trade associations. IRS action on the proposal remains uncertain.

The Adviser is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the Fund’s investments in MLPs (whether held in the Fund directly or held in the Subsidiary), and/or use of any alternatives, could negatively affect the Fund’s investment returns.

Salient MLP & Energy Infrastructure Fund
Notes to Consolidated Schedule of Investments, continued
August 31, 2014
(Unaudited)

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•
Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or Investment Funds that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period.  The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale of for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization as of August 31, 2014, of the Fund’s investments based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	Level 1		Level 2		Level 3		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Investments
Corporate Bonds	$2,340,000	$—	$—	$—	$—	$—	$2,340,000	$—
Master Limited Partnerships and Related Companies
Crude/Refined Products Pipelines	118,290,899	—	6,926,087	—	—	—	125,216,986	—
Natural Gas Gathering/Processing	90,058,634	—	672,201	—	8,770,961	—	99,501,796	—
Other Master Limited Partnerships and Related Companies	162,884,212	—	—	—	—	—	162,884,212	—
Money Market Fund	4,909,792	—	—	—	—	—	4,909,792	—
Written Call Options	—	(119,865)	—	—	—	—	—	(119,865)
Future Contracts	—	(36,002)	—	—	—	—	—	(36,002)
Equity Swap Agreements	—	—	—	(1,892,566)	—	—	—	(1,892,566)
Total	$378,483,537	$(155,867)	$7,598,288	$(1,892,566)	$8,770,961	$—	$394,852,786	$(2,048,433)

^
Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investment securities, such as written options, futures contracts and swap agreements. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment, or at fair value for written options.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of August 31, 2014.

Type of Assets	Fair value as of August 31, 2014	Valuation Technique(s)	Liquidity of Investments	Adjustments To NAV**
Master Limited Partnerships and Related Companies
AIM Water LLC	$—	NAV as Practical Expedient*	Greater than Quarterly	None

EMG Utica I Offshore Co-Investment, LP	8,770,961	NAV as Practical Expedient*	Greater than Quarterly	None

Total Investments	$8,770,961

*	Unobservable valuation input.
**	Fair Value may be adjusted if underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if underlying fund is not reporting its investments at fair value.

There were no transfers between Levels 1, 2, or 3 for the period ended August 31, 2014. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Balance as of November 30, 2013	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of August 31, 2014
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$7,418,447	—	—	—	1,352,514	$8,770,961
Oil & Gas Field Services	$3,536,064	—	—	—	(3,536,064)	—
Total Investments	$10,954,511	$—	$—	$—	$(2,183,550)	$8,770,961

Salient MLP & Energy Infrastructure Fund
Notes to Consolidated Schedule of Investments, continued
August 31, 2014
(Unaudited)

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch (“BAML”) which provides a secured revolving $93,000,000 credit facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum. The average principal balance and weighted average interest rate for the period from December 1, 2013 through August 31, 2014 was approximately $88,300,000 and 0.91%, respectively. At August 31, 2014, the principal balance outstanding was $91,500,000 at an interest rate of 0.90%.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with BAML which provides a secured revolving $41,000,000 credit facility. Borrowings under the Sub Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Sub Agreement provides for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum. The average principal balance and weighted average interest rate for the period from December 1, 2013 through August 31, 2014 was approximately $14,500,000 and 0.91%, respectively. At August 31, 2014, the principal balance outstanding was $22,200,000 at an interest rate of 0.90%.

On June 20th, 2014, the Fund received from BAML a notice providing for cancellation of the Agreement effective June 22, 2015.  The Adviser has been in discussions with other credit providers regarding the replacement of the current BAML provided facility.  Based on such discussions, the Adviser is confident that it will be able to replace the BAML provided facility prior to the expiration date.

(5) FEDERAL INCOME TAXES

The Fund’s tax cost as of August 31, 2014, was $250,074,280, resulting in accumulated net appreciation of $144,778,506, consisting of $153,233,801 in gross unrealized appreciation and ($8,455,295) in gross unrealized depreciation.

(6) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(7) SUBSEQUENT EVENTS

The Boards of Trustees of Salient Midstream & MLP Fund (“SMM”) and the Fund (together the “Funds”) have approved a proposed reorganization, subject to shareholder approval, under which SMM would acquire substantially all of the assets and liabilities of SMF and in return the shareholders of SMF will receive common shares of SMM.  Such transaction would occur on the basis of relative net asset value of the Funds.  The Funds have similar portfolios and operations and the Boards of Trustees believe that the transaction presents the opportunity for enhanced long-term market liquidity through increased trading volume, potential cost savings through increased economies of scale, and similar size-related benefits and flexibility.  The Funds have filed with the Securities and Exchange Commission a joint proxy statement/prospectus on Form N-14 with respect to the reorganization.  Subject to such shareholder approval and the satisfaction of certain conditions, the transaction is expected to close by the end of 2014.

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Salient MLP & Energy Infrastructure Fund

By (Signature and Title) /s/ Greg A. Reid
 Greg A. Reid, President & Chief Executive Officer

Date  10/28/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Greg A. Reid
 Greg A. Reid, President & Chief Executive Officer

Date  10/28/2014

By (Signature and Title) /s/ John E. Price
 John E. Price, Treasurer & Chief Financial Officer

Date  10/28/2014